Exhibit 32.2
SECTION 1350 CERTIFICATION
The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in her capacity as an officer of MediaCo Holding Inc. (the “Company”), that, to her knowledge:
(1)the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2025
/s/ Debra DeFelice
Debra DeFelice
Chief Financial Officer and Treasurer
(Principal Financial Officer)